UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2007 (December 6, 2007)
Alseres Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-6533	87-0277826

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

85 Main Street, Hopkinton, MA		01748

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (508) 497-2360

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On December 6, 2007, the Board of Directors of Alseres Pharmaceuticals, Inc., a Delaware corporation (the “Company”) approved amendments to the Company’s Amended and Restated By-Laws (the “Bylaws”), effective December 6, 2007, to clarify the Company’s ability to issue and transfer uncertificated shares.
     The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, as amended, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
          See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALSERES PHARMACEUTICALS, INC.

Date: December 7, 2007	By:	/s/ Kenneth L. Rice, Jr. Kenneth L. Rice, Jr.
Executive Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-Laws of the Registrant, as amended